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                                                                   Exhibit 10.32


                               SECOND AMENDMENT TO

                              EMPLOYMENT AGREEMENT

THIS SECOND AMENDMENT TO EMPLOYMENT AGREEMENT (this "Amendment"), dated this 11th day of June, 2001, is made and entered into by and between Packard BioScience Company, a Delaware corporation (the "Company"), and Ben D. Kaplan (the "Executive").

WHEREAS, the Company and the Executive entered into an employment agreement, dated March 4, 1997 (the "Employment Agreement"); and

WHEREAS, the Company and Executive desire to amend the Employment Agreement to extend the term of the Employment Agreement as set forth herein.

NOW, THEREFORE, in consideration of the mutual promises contained herein, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Company and Executive hereby amend the Employment Agreement as follows:

1. Section 1 of the Employment Agreement is hereby amended by adding the following language to the end of such Section 1:

      "; provided, however, that commencing on the date two years after the date of this Employment Agreement (the "Initial Renewal Date"), and on the first day of each calendar month thereafter (each such date and the Initial Renewal Date shall be hereinafter referred to as a "Renewal Date"), unless previously terminated, the Employment Period shall be automatically extended so as to terminate twenty-five (25) calendar months after such Renewal Date, unless at least sixty days prior to the Renewal Date the Company shall give notice to the Executive that the Employment Period shall not be so extended."

2. Except as specifically amended hereby, the Employment Agreement shall remain in full force and effect.

3. The Company and the Executive acknowledge that this Agreement supersedes any other agreement between them with respect to the subject matter hereof, and that this Amendment shall be incorporated into and shall form an integral part of the Employment Agreement.

4. This Amendment may be executed in several counterparts, each of which shall be deemed an original, and said counterparts shall constitute but one and the same instrument.
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IN WITNESS WHEREOF, the Executive has executed this Amendment and, pursuant to the authorization of its Board of Directors, the Company has caused this Amendment to be executed on its behalf, all as of the date first above written.


EXECUTIVE

/s/ Ben D. Kaplan
-------------------
Ben D. Kaplan


PACKARD BIOSCIENCE COMPANY

/s/ Emery G. Olcott
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Emery G. Olcott, Chairman and Chief Executive Officer